Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB into Pennichuck Corporation's previously filed Registration Statement File No. 33-98188.


                                       /s/  Arthur Andersen LLP

March 26, 1997